UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2017

XIANGTIAN (USA) AIR POWER CO., LTD.
(Name of Small Business Issuer in its Charter)

Nevada	98-0632932
(State or Jurisdiction of Incorporation or	(I.R.S. Employer Identification No.)
Organization)

No. 6 Longda Road Yanjiao Development Zone
Sanhe City, Hebei Province, China 065201
(Address of principal executive offices)

001 240-252-1578
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

On July 19, 2017, Xiangtian (USA) Air Power Co., Ltd. (the “Company”) dismissed its independent registered public accounting firm, Yichien Yeh CPA (“Yichien Yeh”). The Company’s Board of Directors adopted resolutions on July 19, 2017 and approved the Audit Committee’s (the “Committee”) recommendation to dismiss Yichien Yeh as the Company’s independent registered public accounting firm.

Yichien Yeh’s reports on the Company’s financial statements for the fiscal years ended July 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Yichien Yeh did not express an opinion on the Company’s internal control over financial reporting.

During the years ended July 31, 2016 and 2015 and during the period from August 1, 2016 through July 19, 2017, the date of dismissal, (i) there were no disagreements with Yichien Yeh on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Yichien Yeh, would have caused Yichien Yeh to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Yichien Yeh with a copy of the foregoing disclosures and requested that Yichien Yeh furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

Effective upon the dismissal of Yichien Yeh, CPA, the Company, as authorized by the Board pursuant to the recommendation of the Committee, engaged Weinberg & Company, P.A. as the new independent registered public accounting firm of the Company.

During the two most recent fiscal years, ended July 31, 2015 and July 31, 2016 and for the period from August 1, 2016 through July 19, 2017, neither the Company nor anyone on its behalf consulted Weinberg & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Company’s financial statements, nor has Weinberg & Company, P.A. provided to the Company a written report or oral advice regarding such principles or audit opinion; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description

16.1	Letter dated July 24, 2017 from Yichien Yeh, CPA to the Securities and Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2017
XIANGTIAN (USA) AIR POWER CO., LTD

By:	/s/ Zhou Deng Hua
Name: Zhou Deng Hua
Title: Chief Executive Officer